UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2022

Group Nine Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39905	85-3841363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

568 Broadway Floor 10 New York, New York	10012
(Address of Principal Executive Offices)	(Zip Code)

(646) 786-1980
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	GNACU	The Nasdaq Capital Market LLC
Class A common stock, par value $0.0001 per share	GNAC	The Nasdaq Capital Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GNACW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As described below, on December 21, 2022, the stockholders of Group Nine Acquisition Corp. (“GNAC” or the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide, among other things, that if the Company has not consummated an initial Business Combination (as defined in the Company’s Amended and Restated Certificate of Incorporation) by December 21, 2022, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem (the “Redemption”) 100% of the Company’s public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Company’s trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then issued and outstanding public shares of the Company, which Redemption will completely extinguish rights of the Company’s public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such Redemption, subject to the approval of the remaining stockholders and the Board of Directors of the Company in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law.   On December 21, 2022, the Company requested that Nasdaq file with the U.S. Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Company’s shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), redeemable warrants to purchase shares of Class A Common Stock (the “Redeemable Warrants”) and units, each unit consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant (the units, together with the Class A Common Stock and the Redeemable Warrants, the “Securities”) under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Securities will no longer be listed on Nasdaq.   Nasdaq filed a Form 25 with the SEC on December 21, 2022, upon which the delisting of the Company’s Securities became effective. The Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Securities

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Group Nine Acquisition Corp. held on December 21, 2022 (the “Special Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (A) amend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial Business Combination, or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on January 20, 2021, from January 20, 2023 to December 21, 2022 and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (collectively, the “Amendment”, and such proposal, the “Amendment Proposal”); and (2) a proposal to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”). The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

1. Amendment Proposal

Votes For	Votes Against	Abstentions
22,154,561	8,501	5,327

Accordingly, the Amendment Proposal was approved. On December 21, 2022, the Company filed the Second Amended and Restated Certificate of Incorporation of the Company (the “Second A&R Charter”). The foregoing description of the Second A&R Charter does not purport to be complete and is qualified in its entirety by the terms of the Second A&R Charter, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

2. Adjournment Proposal

The Adjournment Proposal was not presented at the Special Meeting, since the Amendment Proposal received a sufficient number of votes for approval. In connection with the approval and implementation of the Amendment Proposal, the holders of 21,077,722 Public Shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.11 per share, for an aggregate redemption amount of approximately $213,180,381.28. Following such redemptions, 1,922,278 Public Shares remain outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group Nine Acquisition Corp.

Date: December 23, 2022	By:	/s/ Sean Macnew
	Name:	Sean Macnew
	Title:	Chief Financial Officer